MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
Class A, B-1, B-2 and C Notes, Series 1998-1

1. This Certificate relates to the Distribution Date occurring on	March 19, 2001

2. Series 1998-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$17,733,815.96

(b) The amount of Available Funds with respect to the Collection Period was equal to	$17,733,815.96

(c) The Liquidated Receivables for the Collection Period was equal to	$4,763,579.76

(d) Net Liquidation Proceeds for the Collection Period was equal to	$1,971,475.81
(i) The annualized net default rate	11.528401%

(e) The principal balance of Series 1998-1 Receivables at the beginning
of the Collection Period was equal to	$298,530,966.52

(f) The principal balance of Series 1998-1 Receivables on the last day
of the Collection Period was equal to	$282,733,445.84

(g) The aggregate outstanding balance of the Series 1998-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$25,793,000.00

(h) The aggregate outstanding balance of the Series 1998-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$8,124,000.00

(i) The aggregate outstanding balance of the Series 1998-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$5,106,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$746,327.42

(k) The Principal Distributable Amount for the Distribution Date was equal to	$13,625,361.59

(l) The Principal Amount Available for the Distribution Date was equal to	$16,185,986.72

(m) The Aggregate Note Principal Balance was equal to	$274,033,453.88

(n) The Aggregate Optimal Note Balance was equal to	$260,408,092.29

(o) The Targeted Credit Enhancement Amount was equal to	$38,875,848.80

(p) The Targeted Reserve Account Balance was equal to	$16,550,495.25

(q) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	13.750000%

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$388,466.04

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$16,550,495.25

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	5.853745%

(w) The Targeted Overcollateralization Amount was equal to	$22,325,353.55

(x) The ending overcollateralization was equal to	$22,325,353.55

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	7.896255%

(z) The notional amount of the Interest Rate Cap was equal to	$146,160,011.49

(aa) Payments received under the Interest Rate Cap were equal to	$0.00

(ab) Libor Rate used in determining payments received under the Interest Rate Cap was
equal to	5.580000%

(ac) The Weighed Average Coupon (WAC) was equal to	19.438000%

(ad) The Weighed Average Remaining Maturity (WAM) was equal to	30

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
B. Calculation of Class A-1 Interest	0.000000%
1. Class A-1 related Note Rate	5.330000%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	27

5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	61.353745%

(b) Class A-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$0.00
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$0.00

B. Calculation of Class A-2 Interest
1. Class A-2 related Note Rate	5.5140000%
2. Class A-2 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	27

5. Class A-2 interest due	$0.00
6. Class A-2 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$0.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	61.353745%

(c) Class A-3
A. Information Regarding Distributions
1. Total distribution per $1,000	$50.03
2. Principal distribution per $1,000	$47.96
3. Interest distribution per $1,000	$2.07

B. Calculation of Class A-3 Interest
1. Calculation of Class A-3 Note Rate
(a) Libor	5.580000%
(b) Spread	0.450000%
(c) Class A-3 related Note Rate	6.030000%

2. Class A-3 principal balance - beginning of period	$65,328,011.49
3. Accrual convention	Actual/360
4. Days in Interest Period	27

5. Class A-3 interest due	$295,445.93
6. Class A-3 interest paid	$295,445.93
7. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
8. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$65,328,011.49
2. Class A-3 principal - amount due	$6,858,615.15
3. Class A-3 principal - amount paid	$6,858,615.15
4. Class A-3 principal balance - end of period	$58,469,396.34
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	20.680042%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	61.353745%

(d) Class A-4
A. Information Regarding Distributions
1. Total distribution per $1,000	$4.56000
2. Principal distribution per $1,000	$0.00000
3. Interest distribution per $1,000	$4.56000

B. Calculation of Class A-4 Interest
1. Calculation of Class A-4 related Note Rate
(a) Libor	5.580000%
(b) Spread	0.500000%
(c) Class A-4 related Note Rate	6.080000%

2. Class A-4 principal balance - beginning of period	$80,832,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	27

5. Class A-4 interest due	$368,593.92
6. Class A-4 interest paid	$368,593.92
7. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
8. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$80,832,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$80,832,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	28.589472%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	61.353745%

(e) Class A-5
A. Information Regarding Distributions
1. Total distribution per $1,000	$20.78863
2. Principal distribution per $1,000	$19.09009
3. Interest distribution per $1,000	$1.69854

B. Calculation of Class A-5 Interest
1. Class A-5 related Note Rate	5.650000%
2. Class A-5 principal balance - beginning of period	$36,075,170.18
3. Accrual convention	30/360
4. Days in Interest Period	27

4. Class A-5 interest due	$169,853.93
5. Class A-5 interest paid	$169,853.93
7. Class A Interest Carryover Shortfall with respect to Class A-5	$0.00
8. Class A-5 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-5 principal balance
1. Class A-5 principal balance - beginning of period	$36,075,170.18
2. Class A-5 principal - amount due	$1,909,008.82
3. Class A-5 principal - amount paid	$1,909,008.82
4. Class A-5 principal balance - end of period	$34,166,161.36
5. Class A-5 Principal Carryover Shortfall	$0.00
6. Class A-5 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-5 Notes as a percentage of the Pool Balance on the Distribution Date	12.084231%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	61.353745%

(f) Class B-1
A. Information Regarding Distributions
1. Total distribution per $1,000	$20.98403
2. Principal distribution per $1,000	$19.09008
3. Interest distribution per $1,000	$1.89395

B. Calculation of Class B-1 Interest
1. Class B-1 related Note Rate	6.300000%
2. Class B-1 principal balance - beginning of period	$35,823,715.99
3. Accrual convention	30/360
4. Days in Interest Period	27

4. Class B-1 interest due	$188,074.51
5. Class B-1 interest paid	$188,074.51
6. Class B-1 Interest Carryover Shortfall	$0.00
7. Class B-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class B-1 principal balance
1. Class B-1 principal balance - beginning of period	$35,823,715.99
2. Class B-1 principal - amount due	$1,895,702.49
3. Class B-1 principal - amount paid	$1,895,702.49
4. Class B-1 principal balance - end of period	$33,928,013.50
5. Class B-1 Principal Carryover Shortfall	$0.00
6. Class B-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class B-1 Notes as a percentage of the Pool Balance on the Distribution Date	12.000000%
8. Class A and B-1 Notes as a percentage of the Pool Balance on the Distribution Date	73.353745%

(g) Class B-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$21.01406
2. Principal distribution per $1,000	$19.09005
3. Interest distribution per $1,000	$1.92401

B. Calculation of Class B-2 Interest
1. Class B-2 related Note Rate	6.400000%
2. Class B-2 principal balance - beginning of period	$34,032,530.18
3. Accrual convention	30/360
4. Days in Interest Period	27

4. Class B-2 interest due	$181,506.83
5. Class B-2 interest paid	$181,506.83
6. Class B-2 Interest Carryover Shortfall	$0.00
7. Class B-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class B-2 principal balance
1. Class B-2 principal balance - beginning of period	$34,032,530.18
2. Class B-2 principal - amount due	$1,800,917.36
3. Class B-2 principal - amount paid	$1,800,917.36
4. Class B-2 principal balance - end of period	$32,231,612.82
5. Class B-2 Principal Carryover Shortfall	$0.00
6. Class B-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class B-2 Notes as a percentage of the Pool Balance on the Distribution Date	11.400000%
8. Class A and B Notes as a percentage of the Pool Balance on the Distribution Date	84.753745%

(h) Class C
A. Information Regarding Distributions
1. Total distribution per $1,000	$21.04418
2. Principal distribution per $1,000	$19.09011
3. Interest distribution per $1,000	$1.95407

B. Calculation of Class C Interest
1. Class C related Note Rate	6.500000%
2. Class C principal balance - beginning of period	$21,942,026.04
3. Accrual convention	30/360
4. Days in Interest Period	27

4. Class C interest due	$118,852.64
5. Class C interest paid	$118,852.64
6. Class C Interest Carryover Shortfall	$0.00
7. Class C unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class C principal balance
1. Class C principal balance - beginning of period	$21,942,026.04
2. Class C principal - amount due	$1,161,117.77
3. Class C principal - amount paid	$1,161,117.77
4. Class C principal balance - end of period	$20,780,908.27
5. Class C Principal Carryover Shortfall	$0.00
6. Class C unpaid principal with respect to the Distribution Date	$0.00
7. Class C Notes as a percentage of the Pool Balance on the Distribution Date	7.350000%
8. Class A, B and C Notes as a percentage of the Pool Balance on the Distribution Date	92.103745%